GUARANTY

                          Dated as of August 21, 1998,

                                     between

                                 CONSECO, INC.,
                                  as Guarantor,

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                             as Administrative Agent

                                    EXHIBITS

EXHIBIT A-1          Form of Opinion of John J. Sabl, counsel to
                     Guarantor
EXHIBIT A-2          Form of Opinion of Baker & Daniels, outside counsel
                     to Guarantor
EXHIBIT B            Form of Officer's Certificate
EXHIBIT C            Form of Conseco Corporate Structure

                                    GUARANTY


         THIS GUARANTY (this "Guaranty") is entered into as of August 21, 1998 by CONSECO, INC., an Indiana corporation ("Guarantor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "Administrative Agent") for the financial institutions (the "Banks" and together with Administrative Agent, collectively, the "Guarantied Parties") who are or from time to time may become party to the Credit Agreement (as hereinafter defined). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms pursuant to Article I hereof.


                              W I T N E S S E T H:

         WHEREAS, Guarantor has executed and delivered to the Administrative Agent that certain Amended and Restated Guaranty, dated as of August 26, 1997 (as amended or modified through the date hereof, the "Existing Guaranty"), whereby Guarantor has absolutely, unconditionally and irrevocably agreed to pay in full all Obligations (as defined in the Existing Guaranty) of the borrowers party to that certain Amended and Restated Credit Agreement, dated as of August 26, 1997 (as amended or modified through the date hereof, the "Existing Credit Agreement"), among such borrowers, the banks party thereto and the Administrative Agent;

         WHEREAS, Guarantor has established a stock purchase program for certain of its officers and directors to increase Guarantor's ability to attract and retain able executive and senior officers and directors and, accordingly, promote the interest of Guarantor and its stockholders, while at the same time providing these individuals with additional incentive to work toward Guarantor's future success;

         WHEREAS, Guarantor has determined it to be in the best interest of Guarantor and its stockholders to expand the stock purchase program to permit the purchase of up to an additional 4,000,000 shares of common stock of Guarantor;

         WHEREAS, concurrently with Guarantor's execution and delivery of this Guaranty, certain of the borrowers party to the

Existing Credit Agreement together with certain other individuals (herein, collectively called, the "Borrowers" and each individually, a "Borrower") will enter into that certain Credit Agreement, dated as of August 21, 1998 (as from time to time, in whole or in part, the same may be amended, modified, supplemented, restated, refinanced, refunded or renewed, the "Credit Agreement"), among the Borrowers, the Banks and the Administrative Agent, whereby the Banks, among other things, have agreed to make term loans to the Borrowers in an aggregate principal amount of $180,000,000 on the terms and subject to the conditions contained in the Credit Agreement;

         WHEREAS, as a condition precedent to the Banks executing and delivering the Credit Agreement and making the initial Loans thereunder, Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, Guarantor has been duly authorized to execute, deliver and perform this Guaranty; and

         WHEREAS, it is in the best interest of Guarantor to execute this Guaranty inasmuch as Guarantor has and will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers by the Banks pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Banks to make Loans (including the initial Loans) to the Borrowers pursuant to the Credit Agreement, Guarantor agrees, for the benefit of each Guarantied Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings assigned thereto in the Credit Agreement; provided that such definitions shall survive any termination of the Credit Agreement. In addition, when used herein the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" - see Preamble.

         "Banks" or "Bank" - see Preamble.

         "Borrowers" or "Borrower" - see fourth recital.

         "Borrower Default" - see Section 6.1.

         "Cash Collateral Account" shall mean the custody account, account number 81881-10610, maintained in the name of, and subject to the sole dominion and control of, the Administrative Agent for the sole benefit of the Banks, for the purpose of holding prepayments of the Obligations of the Borrowers by Guarantor pursuant to Section 6.1.

         "Credit Agreement" - see fourth recital.

         "Existing Credit Agreement" - see first recital.

         "Existing Guaranty" - see first recital.

         "Guarantied Party" - see Preamble.

         "Guaranty" - see Preamble.

         "Indemnified Liabilities" - see Section 6.2.

         "Indemnified Parties" - see Section 7.2.

         "Obligations" - see Section 2.1.

         "Permitted Liens" - see Section 4.4.

         "Subrogation Rights" - see Section 2.6.

         "UCC" shall mean the Uniform Commercial Code or comparable statute or any successor statutes thereto, as in effect from time to time in the relevant jurisdiction.

                                   ARTICLE II

                               GUARANTY PROVISIONS

         SECTION II.1.  Guaranty.  Guarantor hereby absolutely,
unconditionally and irrevocably:

                  (a) guaranties to the Guarantied Parties the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and at all times thereafter, of all obligations of each Borrower to the Guarantied Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due under the Credit Agreement, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay provisions under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)) (all such obligations hereinafter collectively called the "Obligations"); and

                  (b) indemnifies and holds harmless each Guarantied Party or any holder of any Loan for any and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Guarantied Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that any Guarantied Party or any holder of any Loan exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower or any other obligor (or any other Person) before the performance of, or as a condition to, the obligations of Guarantor hereunder.

         SECTION II.2. Acceleration of Guaranty. Guarantor agrees that, in the event of the insolvency of any Borrower, any other obligor with respect to the Obligations of such Borrower, or Guarantor, as the case may be, or the inability or failure of such Borrower, such other obligor or Guarantor to pay debts as they become due, or an assignment by such Borrower, such other obligor or Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of such Borrower, such other obligor or Guarantor under any bankruptcy, insolvency or similar federal or state laws, and if such event shall occur at a time when any of the Obligations of such Borrower or such other obligor may not then be due and payable, Guarantor will pay to the Banks forthwith (a) if such event relates to such Borrower or any other obligor with respect to the Obligations of such Borrower, the full amount which would be payable hereunder by Guarantor if all Obligations of such Borrower were then due and payable and (b) if such event relates to Guarantor or any other obligor with respect to the obligations of Guarantor, the full amount which would be payable hereunder by Guarantor if all the Obligations of all Borrowers were then due and payable.

         SECTION II.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrowers and each other obligor have been paid in full, all obligations of Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Guarantor guarantees that the Obligations of the Borrowers and each other obligor and their respective Subsidiaries, if any, will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guarantied Party or any holder of the Note(s) of any Borrower with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

                  (b) the failure of any  Guarantied  Party or any holder of any
         Note:

                           (i) to assert any claim or demand or to  enforce  any
                  right or remedy against any Borrower, any other obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise; or

                           (ii) to  exercise  any  right or remedy  against  any
                  other guarantor of, or collateral securing, any Obligations of any Borrower or any other obligor;


                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower or any other obligor, or any other extension, compromise or renewal of any Obligations of any Borrower or any other obligor;

                  (d) any reduction, limitation, impairment or termination of the Obligations of any Borrower or any other obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of any Borrower, any other obligor or otherwise;

                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to any departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to any departure from, any other guaranty, held by any Guarantied Party or any holder of any Note securing any of the Obligations of any Borrower or any other obligor; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other obligor, any surety or any guarantor.

         SECTION II.4. Reinstatement, etc. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Guarantied Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower, any other obligor or otherwise, all as though such payment had not been made.

         SECTION II.5. Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other obligor, and this Guaranty and any requirement that the Administrative Agent, any other Guarantied Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Borrower, any other obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any Borrower or any other obligor, as the case may be.

         SECTION II.6. Waiver of Subrogation; Subordination. Guarantor hereby irrevocably waives with respect to any Borrower, until termination of the Commitments of the Banks with respect to such Borrower and thereafter until the prior indefeasible payment in full in cash of all Obligations of such Borrower under the Loan Documents, any claim or other rights which it may now or hereafter acquire against such Borrower or any other obligor that arises from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document or otherwise, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Guarantied Parties against such Borrower or any other obligor or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right (all such claims, remedies and rights being collectively called "Subrogation Rights") arises in equity, or under contract, statute or common law, including the right to take or receive from such Borrower or any other obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash, in full, and the

Commitments of the Banks with respect to such Borrower have not been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Guarantied Parties, and shall forthwith be paid to the Guarantied Parties to be credited and applied upon the Obligations of such Borrower, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this
Section is knowingly made in contemplation of such benefits. Notwithstanding the foregoing, the Subrogation Rights of Guarantor shall not include (and Guarantor acknowledges that it has no interest in) any of the collateral pledged by any of the Borrowers under the Pledge Agreement.

         SECTION II.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Guarantied Party.

Without limiting the generality of clause (b), any Bank may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Bank under any Loan Document (including this Guaranty) or otherwise. Notwithstanding anything contained in this Section 2.7 to the contrary, this Section 2.7 shall not be deemed to enlarge or create additional rights with respect to any Bank's ability to assign any portion of its Loans or rights under any Note or any other Loan Document pursuant to
Section 12 of the Credit Agreement, and this Section 2.7 is expressly made subject thereto.

         SECTION II.8.  Payments Free and Clear of Taxes, etc.
Guarantor hereby agrees that:

                  (a) any and all payments made by Guarantor hereunder shall be made in accordance with Section 4.7 of the Credit Agreement free and clear of, and without deduction for, any and all Charges, to the same extent as if Guarantor were a Borrower.

                  (b) Guarantor hereby indemnifies and holds harmless each Guarantied Party and each holder of a Loan for the full amount of any Charges paid by such Guarantied Party or such holder, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Charges were correctly or legally asserted.

                  (c) Without prejudice to the survival of any other agreement of Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and interest on the Loans.

         SECTION II.9. Right of Offset. In addition to and not in limitation of all rights of offset that any Guarantied Party or other holder of a Note may have under applicable law or any other Loan Document, subject to the terms of the Credit Agreement, each Guarantied Party or other holder of a Note shall upon the occurrence of any Event of Default and whether or not such Guarantied Party or such holder has made any demand or Guarantor's obligations are matured, have the right to appropriate and apply to the payment of Guarantor's obligations hereunder all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to, such Guarantied Party or other holder, whether or not related to this Guaranty or any transaction hereunder.



                                   ARTICLE III

           REPRESENTATIONS AND WARRANTIES; INCORPORATION BY REFERENCE

         To induce the Guarantied Parties to enter into the Credit Agreement and to make the Loans thereunder, Guarantor represents and warrants to each Guarantied Party that:

         SECTION III.1. Organization, etc. Guarantor and each of its Subsidiaries is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and each of Guarantor and its Subsidiaries is duly qualified to transact business and in good standing as a foreign corporation, partnership or limited liability company authorized to do business in each jurisdiction where the nature of its business makes such qualification necessary and failure to so qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION III.2. Authorization. Guarantor (a) has the power to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party, and (b) has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and the other Loan Documents to which it is a party.

         SECTION III.3. No Conflict. The execution, delivery and performance by Guarantor of this Guaranty and the other Loan Documents to which it is a party does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation, (b) contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on Guarantor or any of its Subsidiaries (including, without limitation, any writ, judgment, injunction or other similar court order), (c) result in the creation or imposition of or the obligation to create or impose any Lien (except for Permitted Liens) upon any of the property or assets of Guarantor or any of its Subsidiaries or (d) contravene or conflict with any provision of the articles of incorporation or by-laws of Guarantor.

         SECTION III.4.  Margin Regulations.

         (a) None of the transactions contemplated hereunder or in connection herewith will in any way violate, contravene or conflict with any of the provisions of Regulation G or Regulation U;

         (b) None of the obligations of any Borrower to Guarantor is or will be directly or indirectly secured by "margin stock" (as defined in Regulation G and Regulation U);

         (c) Neither Guarantor nor any third party acting on behalf of Guarantor has taken or will take possession of any Borrower's "margin stock" to secure, directly or indirectly, any of the Obligations of such Borrower or the obligations of Guarantor under this Guaranty or any of the Loan Documents;

         (d) Guarantor does not and will not have any right to prohibit any Borrower from selling, pledging, encumbering or otherwise disposing of any margin stock owned by such Borrower so long as this Guaranty is in effect or any of the Obligations of such Borrower or the obligations of Guarantor under this Guaranty or any of the Loan Documents remain outstanding;

         (e) None of the Borrowers have granted or will grant Guarantor or any third party acting on behalf of Guarantor the right to accelerate repayment of any of the Obligations of such Borrower if any of the margin stock owned by such Borrower is sold by such Borrower or otherwise; and

         (f) There is no agreement or other arrangement between any Borrower and Guarantor or any third party acting on behalf of Guarantor (and no such agreement or arrangement shall be entered into so long as this Guaranty is in effect or any of the Obligations of such Borrower or the obligations of Guarantor under this Guaranty or any of the Loan Documents remain outstanding) under which the margin stock of such Borrower would be made more readily available as security to Guarantor than to other creditors of such Borrower.

         SECTION III.5. Conseco Corporate Structure. The corporate structure of Guarantor and its Subsidiaries as of the date hereof and on a pro forma basis after consummation of all pending acquisitions for which definitive agreements have been executed is as set forth on Exhibit C.

         SECTION III.6. No Default or Event of Default. No Default or Event of Default has occurred and is continuing with respect to Guarantor and no default or event of default has occurred and is continuing under the Existing Guaranty or the Revolving Credit Agreement.

         SECTION III.7. Incorporation by Reference. Guarantor agrees that the representations and warranties of Guarantor set forth in Section 7 of the Revolving Credit Agreement (other than Sections 7.1, 7.2, 7.3, 7.16, 7.24 and 7.26) shall be incorporated by reference in this Guaranty in their entirety as if fully set forth herein with the same effect as if applied to this Guaranty. All capitalized terms set forth in such Sections shall have the meanings provided in the Revolving Credit Agreement; provided that for purposes of this Guaranty, to the extent set forth in the Revolving Credit Agreement (a) the term

"Borrower" shall be deemed to refer to Guarantor and (b) the terms "Administrative Agent", "Agreement", "Banks", "Liabilities", "Required Banks", "Loan Documents", "Collateral", "Material Adverse Effect", and "Material Adverse Change" shall have the respective meanings provided in the Credit Agreement. Such representations and warranties shall not be affected in any manner by the termination of the Revolving Credit Agreement.

         Notwithstanding the foregoing, if Section 7 (other than Sections 7.1, 7.2, 7.3, 7.16, 7.24 and 7.26) of the Revolving Credit Agreement (or any successor section thereto) or any definitions set forth or used therein are amended or modified in accordance with the terms of the Revolving Credit Agreement either as the result of an amendment or modification to such section in the Revolving Credit Agreement or Guarantor's execution and delivery of a new credit facility in replacement, restatement or substitution for the Revolving Credit Agreement, this Section 3.7 shall be deemed to be amended and modified to the extent set forth in the Revolving Credit Agreement (as amended or modified) or any new credit facility entered into in replacement, restatement or substitution for the Revolving Credit Agreement; provided that (a) Bank of America National Trust and Savings Association is the lead agent with respect to such new or replacement credit facility and Banks constituting the required number of Banks under the Credit Agreement (or any replacement thereof) to consent to any such changes are lenders under such new or replacement credit facility or (b)(i) no Default or Event of Default exists under the Credit
Agreement, (ii) the Required Banks have determined, in their reasonable discretion, that any proposed amendment or modification to this Section 3.7 will not in any way violate, contravene or conflict with Regulation U or Regulation G, (iii) if requested by the Administrative Agent, the Banks shall have received an opinion of counsel reasonably satisfactory to the Administrative Agent and its counsel to the effect that any such proposed amendment or modification to this Section 3.7 will not in way violate, contravene or conflict with Regulation U or Regulation G and addressing such other legal matters as reasonably requested by the Administrative Agent and (iv) upon the request of the Administrative Agent, the Banks shall have received a certificate of the chief financial officer or a vice president with responsibility for or knowledge of financial matters of the Guarantor setting forth a calculation of the Collateral Ratio.

                                   ARTICLE IV

                                    COVENANTS

         SECTION IV.1. Guarantor agrees that, on and after the date hereof until the termination or expiration of the Commitments and for so long thereafter as any of the Obligations or the obligations of Guarantor hereunder remain unpaid or outstanding (except Obligations which by the terms hereof survive the payment in full of the Loans and termination of this Guaranty), Guarantor will comply with the covenants set forth Sections 8, 9 (other than Section 9.2) and 10 of the Revolving Credit Agreement and the terms and provisions set forth therein shall be incorporated by reference in this Guaranty in their entirety as if fully set forth herein with the same effect as if applied to this Guaranty. All capitalized terms set forth in Sections 8, 9 (other than Section 9.2) and 10 of the Revolving Credit Agreement shall have the meanings provided in the Revolving Credit Agreement; provided that for purposes of this Guaranty, to the extent set forth in the Revolving Credit Agreement (a) the term "Borrower" shall be deemed to refer to Guarantor and (b) the terms "Administrative Agent", "Agreement", "Banks", "Liabilities", "Required Banks", "Loan Documents", "Collateral", "Material Adverse Effect", and "Material Adverse Change" shall have the respective meanings provided in the Credit Agreement. Such covenants shall not be affected in any manner by the termination of the Revolving Credit Agreement.

         Notwithstanding the foregoing, if Sections 8, 9 (other than Section 9.2), or 10 of the Revolving Credit Agreement (or any successor section thereto) or any definitions set forth or used therein are amended or modified in accordance with the terms of the Revolving Credit Agreement either as the result of an amendment or modification to such section in the Revolving Credit Agreement or Guarantor's execution and delivery of a new credit facility in replacement, restatement or substitution for the Revolving Credit Agreement, this Section 4.1 shall be deemed to be amended and modified to the extent set forth in the Revolving Credit Agreement (as amended or modified) or any new credit facility entered into in replacement, restatement or substitution for the Revolving Credit Agreement; provided that (a) Bank of America National Trust and Savings Association is the lead agent with respect to such new or replacement credit facility and Banks constituting the number of Banks under the Credit Agreement (or any replacement thereof) required to consent to any such changes are lenders under such new or replacement credit facility or (b)(i) no Default or Event of Default exists under the Credit Agreement, (ii) the Required Banks have determined, in their sole and absolute discretion, that any proposed amendment or modification to this Section 4.1 will not in any way violate, contravene or conflict with Regulation U or Regulation G, (c) if requested by the Administrative Agent, the Banks shall have received an opinion of counsel satisfactory to the Administrative Agent and its counsel to the effect that any such proposed amendment or modification to this Section 4.1 will not in any way violate, contravene or conflict with Regulation U or Regulation G and addressing such other legal matters as reasonably requested by the Administrative Agent and
(d) upon the request of the Administrative Agent, the Banks shall have received a certificate of the chief financial officer or a vice president with responsibility for or knowledge of financial matters of the Guarantor setting forth a calculation of the Collateral Ratio.

         SECTION IV.2. Certain Indebtedness. Guarantor shall not, and shall not permit any of its Subsidiaries to amend or modify any provision of the Revolving Credit Agreement or the other Revolving Credit Loan Documents if such amendment or modification could reasonably be expected to have a material adverse effect on the Banks, Guarantor or any material provision of the Loan Documents.

         SECTION IV.3. Margin Regulations. Guarantor shall take such actions and execute and deliver such instruments or documents from time to time as the Administrative Agent shall reasonably request to maintain continuous compliance with Regulation G and Regulation U.

         SECTION IV.4. Negative Pledge. Guarantor shall not, and shall not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for the following (collectively called "Permitted Liens"):

                  (a) Liens in connection with Permitted Transactions (as defined in the Revolving Credit Agreement);

                  (b) Liens for current Taxes (as defined in the Revolving Credit Agreement) not delinquent or for Taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (c)  Liens  shown  on  Schedule  9.2 of the  Revolving  Credit
         Agreement on the Closing Date (as defined in the Revolving Credit Agreement) or any similar schedule in the proposed $2,500,000,000 revolving credit agreement of the Guarantor; provided that Bank of America National Trust and Savings Association is the lead agent in connection therewith;

                  (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (e) Liens of mechanics, carriers, and materialmen and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (f) Liens arising in the ordinary course of business for sums being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP, or for sums not due, and in either case not involving any deposits or advances for borrowed money or the deferred purchase price of property or services;

                  (g) Liens on real estate to the extent real estate Investments (as defined in the Revolving Credit Agreement) are permitted by Section 9.10(e)(iii) of the Revolving Credit Agreement;

                  (h) Liens in favor of the trustee on sums required to be deposited with the trustee under the Indentures (as defined in the Revolving Credit Agreement);

                  (i) If Section 9.1(II) of the Revolving Credit Agreement is then in effect, Liens on indebtedness permitted by Section 9.1(II)(o) of the Revolving Credit Agreement;

                  (j) If Section 9.1(II) of the Revolving Credit Agreement is then in effect, Liens on assets of Guarantor or any of its Subsidiaries and which are not otherwise permitted to be incurred pursuant to the foregoing clauses (a) - (i) securing indebtedness permitted by Section 9.1(II)(p) of the Revolving Credit Agreement; provided, however, that the aggregate fair market value of the property and other assets subject to any such Liens, calculated at the time such Liens are incurred, shall not exceed three and six-tenths percent (3.6%) of the Total Shareholders' Equity (as defined in the Revolving Credit Agreement) of Guarantor; and

                  (k) If Section 9.1(I) of the Revolving Credit Agreement is then in effect, Liens on assets of Guarantor or any of its Subsidiaries and which are not otherwise permitted to be incurred pursuant to the foregoing clauses (a) - (h) securing indebtedness not prohibited by
         Section 9.1(I) of the Revolving Credit Agreement; provided, however, that the aggregate fair market value of the property and other assets subject
                                      -16-
         to any such Liens, calculated at the time such Liens are incurred, shall not exceed twelve percent (12%) of Total Shareholders' Equity of Guarantor.

Notwithstanding the foregoing, if Section 9.2 of the Revolving Credit Agreement (or any successor section thereto) or any definitions set forth or used therein are amended or modified in accordance with the terms of the Revolving Credit Agreement either as the result of an amendment or modification to such section in the Revolving Credit Agreement or Guarantor's execution and delivery of a new credit facility in replacement, restatement or substitution for the Revolving Credit Agreement, this Section 4.4 shall be deemed to be amended and modified to the extent set forth in the Revolving Credit Agreement (as amended or modified) or any new credit facility entered into in replacement, restatement or substitution for the Revolving Credit Agreement; provided that (a) Bank of America National Trust and Savings Association is the lead agent with respect to such new or replacement credit facility and Banks constituting the required number of Banks under the Credit Agreement (or any replacement thereof) to consent to any such changes are lenders under such new or replacement credit facility or (b)(i) no Default or Event of Default exists under the Credit
Agreement, (ii) the Required Banks have determined, in their reasonable discretion, that any proposed amendment or modification to this Section 4.4 will not in any way violate, contravene or conflict with Regulation U or Regulation G, (iii) if requested by the Administrative Agent, the Banks shall have received an opinion of counsel reasonably satisfactory to the Administrative Agent and its counsel to the effect that any such proposed amendment or modification to this Section 4.4 will not in any way violate, contravene or conflict with Regulation U or Regulation G and addressing such other legal matters as reasonably requested by the Administrative Agent, (iv) upon the request of the Administrative Agent, the Banks shall have received a certificate of the chief financial officer or a vice president with responsibility for or knowledge of financial matters of the Guarantor setting forth a calculation of the Collateral Ratio and (e) without limiting anything contained in this Section 4.4, if Guarantor shall grant a Lien with respect to any of its assets to any third party not otherwise permitted by clauses (a)-(l) above, the Banks shall be equally and ratably secured with respect to such assets.

         SECTION IV.5. Limitation on Additional Purpose Credit/Sale of Assets. Notwithstanding any other provision of this Guaranty, the Credit Agreement or the Revolving Credit Agreement to the contrary, Guarantor will not, and will not permit any of its Wholly-Owned Subsidiaries and/or Significant Subsidiaries to (a) incur or assume any Indebtedness which constitutes "purpose credit" secured "directly or indirectly" as defined in Regulation U by Margin Stock or (b) sell, transfer or otherwise dispose of any of its assets (other than as permitted in clauses (a)-(d) of Section 9.4 of the Revolving Credit Agreement) or any similar provisions set forth in the proposed $2,500,000,000 revolving credit agreement of the Guarantor; provided that Bank of America National Trust and Savings Association is the lead agent in connection therewith, unless in the case of both clauses (a) and (b) the Administrative Agent shall have been given at least 10 days' prior written notice thereof and either:

                  (x) in the case of a disposition of assets, either (i) if permitted by the Revolving Credit Agreement, an amount equal to the Net Proceeds (as defined in the Revolving Credit Agreement) received by Guarantor, such Wholly-Owned Subsidiary and/or such Significant Subsidiary, as the case may be, in connection with any such disposition of assets shall be promptly applied to repay, pro rata, the principal amount of the Loans made to the Borrowers (together with any interest accrued thereon); provided that to the extent the Net Proceeds of any such disposition exceed the amount of the Loans, or the Loans shall have been paid in full, such Net Proceeds shall be applied to repay any remaining Liabilities or (ii) the Borrowers shall prepay their respective  Liabilities  hereunder in an amount equal to the product of
         (A) the Net Proceeds received by Guarantor, such Wholly-Owned Subsidiary and/or such Significant Subsidiary, as the case may be, in connection with such disposition of assets, multiplied by a fraction, the numerator of which is the Liabilities of such Borrower and the denominator of which is the aggregate of all Liabilities of all the Borrowers; or

                  (y) (i) no Default or Event of Default exists under the Credit Agreement or this Guaranty or shall result therefrom;


                  (ii) the Required Banks have determined, in their sole and absolute discretion, that such proposed incurrence of Indebtedness or proposed disposition of assets, as the case may be, will not in any way violate, contravene or conflict with Regulation U or Regulation G (and the Administrative Agent shall have received such information from the Guarantor as may be requested by the Administrative Agent to make such determination, including a calculation of the "good faith loan value" of the assets comprising the Indirect Collateral remaining after giving effect to such incurrence of Indebtedness and/or disposition of assets);

                  (iii) if requested by the Administrative Agent, the Banks shall have received (A) a certificate of the chief financial officer or a vice president with responsibility for or knowledge of financial matters of the Guarantor setting forth a calculation of the Collateral Ratio (which calculation shall reflect any adjustment in the "good faith loan value" of the Indirect Collateral as determined by the Required Lenders pursuant to clause (ii) above) and/or (B) an opinion of counsel satisfactory to the Administrative Agent and its counsel to the effect that such proposed incurrence of Indebtedness or disposition of assets, as the case may be, will not in way violate, contravene or conflict with Regulation U or Regulation G and addressing such other legal matters as reasonably requested by the Administrative Agent; and


                  (iv)  after   giving   effect  to  the   incurrence   of  such
         Indebtedness and/or the disposition of such assets, the Collateral Ratio shall be at least 2 to 1.

         SECTION IV.6. Compliance with Credit Agreement; Provision of Collateral Ratio Information. Guarantor acknowledges that it is the attorney-in-fact of each of the Borrowers and further acknowledges that it has certain obligations and responsibilities to the Banks under the Credit Agreement (including, without limitation, under Section 8.1.4 of the Credit Agreement). Guarantor hereby agrees to comply with and satisfy such obligations and responsibilities under the Credit Agreement. Furthermore, Guarantor shall provide to the Administrative Agent and the Banks such information as may be reasonably requested from time to time by the Administrative Agent or the Required Banks to permit the Administrative Agent or the Required Banks, as the case may be, to determine the "maximum good faith loan value" (as defined in Regulation U) of the Indirect Collateral and do such other acts and execute such other documentation to continue to comply with Regulation U and Regulation G.

                                    ARTICLE V

                         CONDITIONS AND EFFECTIVENESS OF
                                 THIS AGREEMENT

         The obligation of the Banks to make the Loans is (in addition to the conditions precedent set forth in Section 9 of the Credit Agreement) subject to the performance by Guarantor of all of the obligations under this Guaranty and to the satisfaction of the following conditions precedent:

         SECTION V.1. Initial Loans. Prior to or concurrent with the making of the initial Loans under the Credit Agreement, the Administrative Agent shall have received all of the following, each, except to the extent otherwise specified below, duly executed by a Responsible Officer of Guarantor, dated the date of the initial Loans (or such earlier date as shall be satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent, each in sufficient number of signed counterparts or copies to provide one for each Bank and the Administrative Agent:

                  V.1.1. A favorable opinion of John J. Sabl, counsel of Guarantor and its Subsidiaries, substantially in the form of Exhibit A-1, and addressing such other legal matters as the Administrative Agent may require;

                  V.1.2. A favorable opinion of Baker & Daniels, outside counsel to Guarantor and its Subsidiaries, substantially in the form of Exhibit A-2, and addressing such other legal matters as the Administrative Agent may require;

                  V.1.3. An officer's certificate of Guarantor, substantially in the form of Exhibit C, and dated as of the Closing Date, signed by a Responsible Officer of Guarantor, and attested to by the secretary thereof, together with certified copies of Guarantor's articles of incorporation, by-laws and directors resolutions;

                  V.1.4. Evidence of the good standing or certificates of compliance of Guarantor in the jurisdiction in which Guarantor was incorporated as of the Closing Date;

                  V.1.5. Evidence that Guarantor paid to the Administrative Agent the fees and expenses provided for herein;

                  V.1.6. Evidence satisfactory to the Administrative Agent of compliance by Guarantor with Regulation G; and


                  V.1.7. Such other information and documents as may reasonably be required by the Administrative Agent and the Administrative Agent's counsel.

                                   ARTICLE VI

               SALE AND RELEASE OF PLEDGED SHARES; CASH COLLATERAL

         SECTION VI.1. Sale of Pledged Shares. Notwithstanding any provision set forth in any of the Loan Documents to the contrary, the Administrative Agent agrees that after the occurrence and during the continuance of a Default under
Section 10.1.2 of the Credit Agreement or any Event of Default with respect to any Borrower, the effect of which is to cause the Obligations of such Borrower to be due and payable under the Credit Agreement (a "Borrower Default"), subject to the provisions of Section 6.2 and 6.4 below, it will not demand that Guarantor pay the Obligations of such Borrower (constituting outstanding principal and interest of such Borrower), until after the Administrative Agent has used its reasonable best efforts, in good faith, to sell the Pledged Shares of such Borrower, such sale to be consummated in one or a series of open market transactions through one or more reputable broker-dealers at the then fair market value of such Pledged Shares.

         SECTION VI.2. Conditions to Sale of Pledged Shares. The obligation of the Administrative Agent not to demand payment hereunder pursuant to Section 6.1 is subject to the following conditions:

                  (a) Guarantor, within three (3) Business Days after receipt of written notice of a Borrower Default from the Administrative Agent, shall deposit with the Administrative Agent in the Cash Collateral Account an amount equal to the then outstanding Obligations of the Borrower related to such Borrower Default and, thereafter, upon written notice from the Administrative Agent, Guarantor shall continue to deposit funds in the Cash Collateral Account in sufficient amounts to pay in full any additional interest accrued on the Loans of such Borrower after the date of the initial deposit to the Cash Collateral Account; and

                  (b) none of the following has occurred at the time of such Borrower Default or shall occur thereafter:

                           (i) a suspension or material limitation in trading in
                  securities generally or trading in the common stock of Guarantor on the New York Stock Exchange or any other exchange upon which the common stock of Guarantor may then be traded;

                           (ii) a general moratorium on commercial banking activities in New York is declared by any Federal or New York State authorities;

                           (iii) the Administrative Agent is prohibited or materially limited from selling the Pledged Shares as a result of any federal or state securities laws (including, without limitation, the rules promulgated thereunder relating to the disclosure of material information); or

                           (iv) any other event (including,  without limitation,
                  commencement of any suit, action or litigation, filing of any claim or any other similar proceeding or any change in any applicable law) has occurred which, in the reasonable opinion of the Administrative Agent, would prohibit, have a material adverse effect on, or materially limit the Administrative Agent's ability to sell the Pledged Shares as contemplated by the terms of Section 6.1.


                  Guarantor agrees that in any sale of any of the Pledged Shares, the Administrative Agent is authorized to comply with any limitation or
restriction   in   connection   with  such  sale  as  counsel
may advise the Administrative Agent is necessary, in the reasonable opinion of such counsel, in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Guarantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable or accountable to Guarantor for any discount allowed by reason of the fact that such Pledged Shares are sold in compliance with any such limitation or restriction.

         Guarantor further agrees to indemnify and hold harmless the Administrative Agent and the Banks and each of their respective officers, directors, employees, agents, successors and assigns, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable attorneys' fees actually incurred (in this paragraph collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise resulting from the action or failure to act by Guarantor or any Borrower; provided, that no such Person shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         Section VI.3. Release of Pledged Shares. The Administrative Agent agrees that, so long as Guarantor is in compliance with Section 6.2(a) and none of the events set forth in Section 6.2(b) has occurred, it shall not release any of the Pledged Shares of any Borrower from the Lien granted under the Pledge Agreement until after the termination of this Guaranty and the obligations of Guarantor hereunder with respect to such Borrower. Notwithstanding the foregoing, the Administrative Agent shall be entitled to (i) release the Pledged Shares of such Borrower if such Pledged Shares are replaced by additional common stock of Guarantor and (ii) sell the Pledged Shares pursuant to Section 6.1.

         SECTION VI.4. Borrower Event of Default. Guarantor hereby acknowledges and agrees that Sections 6.1 and 6.3 shall not apply to any Default or Event of Default relating to Guarantor or any of its Subsidiaries and, upon the occurrence of an Event of Default relating to Guarantor or any of its Subsidiaries, the Administrative Agent expressly reserves its rights and remedies under this Guaranty to demand payment hereunder to satisfy the Obligations of all Borrowers and the obligations of Guarantor hereunder whether or not the Administrative Agent has sold or attempted to sell the Pledged Shares of any Borrower or otherwise exercised its rights and remedies under the Pledge Agreement or any other Loan Document. Furthermore nothing contained herein shall be deemed to prohibit or limit in any way whatsoever the Administrative Agent's or any Bank's right or ability to receive its portion of the assets of Guarantor upon the exercise by the Revolving Credit Agent or the Revolving Credit Banks of their rights and remedies under the Revolving Credit Loan Documents or any other creditor of Guarantor.

         SECTION VI.5. Application of Cash Collateral. If after compliance by the Administrative Agent with the provisions set forth in Section 6.1 any Obligations remain unpaid with respect to any applicable Borrower, any funds held in the Cash Collateral Account may be applied by the Administrative Agent against the payment of the Obligations of such Borrower. The Administrative Agent, prior to applying such funds against the Obligations of such Borrower, will certify to Guarantor (a) if the Pledged Shares of such Borrower are sold pursuant to Section 6.1, the net proceeds (including a calculation thereof in reasonable detail) received by the Administrative Agent from the sale of such Pledged Shares and (b) if the Pledged Shares of such Borrower are not sold pursuant to Section 6.1, the reason or reasons why such sale could not be accomplished. Any funds remaining in the Cash Collateral Account after application thereof to the Obligations as set forth above shall be returned to Guarantor. The Administrative Agent agrees that it shall deliver to Guarantor, after the application of such funds to the Obligations of such Borrower, a calculation in reasonable detail of the Obligations of such Borrower (including principal and interest of the Loans of such Borrower) and the application of such funds thereto.

                                   ARTICLE VII

                                  MISCELLANEOUS

         VII.1. Guarantor agrees to pay on demand all reasonable expenses of the Administrative Agent (including the non-duplicative fees and reasonable expenses of counsel (including expenses of in-house counsel) and of local counsel, if any, who may be retained by such counsel) in connection with:

         (a) the negotiation, preparation, execution, syndication and delivery of the Credit Agreement, this Guaranty and the other Loan Documents, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to the Credit Agreement, this Guaranty or the other Loan Documents as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated; and

         (b) the preparation and/or review of the form of any document or instrument relevant to the Credit Agreement, this Guaranty or any other Loan Document.

Guarantor further agrees to pay, and to save the Administrative Agent and the Banks, and their respective Affiliates, harmless from all liability for, any stamp or other Taxes (other than income taxes of the Administrative Agent or the Banks) which may be payable in connection with the execution or delivery of the Credit Agreement, any Borrowing thereunder, the issuance of the Notes, if any, this Guaranty or any other Loan Document. Guarantor also agrees to reimburse the Administrative Agent and each Bank upon demand for all reasonable expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent or such Bank in connection with the enforcement of any Obligations or obligations hereunder and the consideration of legal issues relevant hereto and thereto whether or not such expenses are incurred by the Administrative Agent on its own behalf or on behalf of the Banks. All obligations of Guarantor provided for in this Section 7.1 shall survive termination of this Agreement. Notwithstanding the foregoing, the Administrative Agent or a Bank shall not have the right to reimbursement under this Section 7.1 for amounts determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Administrative Agent or a Bank.

          VII.2. Guarantor agrees to indemnify the Administrative Agent, each Bank, their Affiliates and their respective directors, officers, employees, persons controlling or controlled by any of them or their respective agents, consultants, attorneys and advisors (the "Indemnified Parties") and hold each Indemnified Party harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind to which any of the Indemnified Parties may become subject, whether directly or indirectly (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party), relating to or arising out of the Credit Agreement, this Guaranty, the other Loan Documents, or any actual or proposed use of the proceeds of the Loans hereunder; provided, that no Indemnified Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations of the Borrowers and Guarantor provided for in this Section 7.2 shall survive termination of the Credit Agreement and this Guaranty.

         VII.3. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile or similar writing) and shall be given to such party at its address, facsimile or telex number set forth on the signature or acknowledgement pages hereof or such other address, facsimile or telex number as such party may hereafter specify for the purpose by written notice to the Administrative Agent and Guarantor. Each such notice, request or other communication shall be effective (a) if given by facsimile or telex, when such facsimile or telex is transmitted to the facsimile or telex number specified in this Section and, in the case of telex, the appropriate answerback is received, (b) if given by mail, seventy- two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

         VII.4. This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except Guarantor shall not be permitted to assign this Guaranty nor any interest herein nor in the Collateral, nor any part thereof, except in accordance with the terms of the Credit Agreement.

         VII.5. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT (I) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN THE NORTHERN DISTRICT OF ILLINOIS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, AND EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT, AND (II) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY OF ANY THEREOF, ARISING OUT OF OR RELATING TO THIS GUARANTY, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS SECTION 7.5. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY GUARANTOR, ANY OF ITS SUBSIDIARIES, THE ADMINISTRATIVE AGENT, ANY BANK OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS SECTION
7.5 AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         VII.6. Subject to Section 13.1 of the Credit Agreement, the provisions of this Guaranty may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Guarantor and by the Administrative Agent (at the request of the Required Banks), and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         VII.7. The section headings in this Guaranty are inserted for convenience of reference and shall not be considered a part of this Guaranty or used in its interpretation.

         VII.8. No action of the Administrative Agent permitted hereunder shall in any way affect or impair the rights of the Administrative Agent and the obligations of Guarantor under this

Guaranty.  Guarantor  hereby
acknowledges that there are no conditions to the effectiveness of this Guaranty.

         VII.9. All obligations of Guarantor and rights of the Administrative Agent or obligation expressed in this Guaranty shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Obligations.

         VII.10. THIS GUARANTY SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. ALL OBLIGATIONS OF THE BORROWERS AND GUARANTOR AND RIGHTS OF THE ADMINISTRATIVE AGENT AND THE BANKS IN RESPECT OF THE OBLIGATIONS AND THE OBLIGATIONS OF GUARANTOR EXPRESSED HEREIN OR IN THE OTHER LOAN DOCUMENTS SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.

         VII.11. This Guaranty may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same agreement. Guarantor hereby acknowledges receipt of a true, correct and complete counterpart of this Guaranty.

         VII.12. The Administrative Agent acts herein as agent for itself, the Banks and any and all future holders of the Obligations.

         VII.13. EACH OF GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY.


                                      * * *

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                             CONSECO, INC.


                                             By: /S/ ROLLIN M. DICK
                                                 -------------------------
                                             Name:  Rollin M. Dick
                                             Title: Executive Vice President and
                                                      Chief Financial Officer